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                                                                Exhibit 99.1

                                FIRST AMENDMENT
                                       TO
                               AGREEMENT AND PLAN
                                       OF
                           MERGER AND REORGANIZATION



    THIS FIRST AMENDMENT TO THE AGREEMENT AND PLAN OF MERGER AND REORGANIZATION (this "FIRST AMENDMENT") made and entered into as of November 11, 1998, by and among: FIRST CONSULTING GROUP, INC., a Delaware corporation ("PARENT"); FOXTROT ACQUISITION SUB, INC., a Delaware corporation and a wholly owned subsidiary of Parent ("MERGER SUB"); and INTEGRATED SYSTEMS CONSULTING GROUP, INC., a Pennsylvania corporation (the "COMPANY"), amends that certain Agreement and Plan of Merger and Reorganization, dated as of September 9, 1998, by and among Parent, Merger Sub and the Company (the "ORIGINAL AGREEMENT"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Original Agreement.



                              W I T N E S S E T H



    WHEREAS, the parties have entered into the Original Agreement on September 9, 1998; and


    WHEREAS, subject to the terms and conditions provided herein, the parties desire to amend the Original Agreement in accordance with Section 9.1 thereof.


    NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and other good and valuable consideration, the receipt of which is acknowledged by the parties, the parties hereby agree as follows:


     1. Section 5.17 of the Agreement is hereby amended and restated in its entirety to read as follows:


        "5.17 PARENT BOARD OF DIRECTORS. As soon as practicable after the Effective Time, Parent shall use reasonable efforts to nominate and appoint:
    (i) a nominee designated by the Company to Class I of its Board of Directors to serve until the annual meeting of stockholders to be held in 1999; (ii) Donald R. Caldwell, or such other nominee designated by the Company, to Class II of its Board of Directors to serve until the annual meeting of stockholders to be held in 2000; and (iii) David S. Lipson, or such other nominee designated by the Company, to Class III of its Board of Directors to serve until the annual meeting of stockholders to be held in 2001."


     2. Any reference in the Original Agreement to the term "Agreement" is deemed to refer to both the Original Agreement as well as the Original Agreement as amended by this First Amendment.


     3. Except as amended by this First Amendment, the Original Agreement remains in full force and effect.


     4. This First Amendment is made under, and shall be construed and enforced in accordance with, the laws of the state of California applicable to agreements made and to be performed solely therein, without giving effect to principles of conflicts of law.


     5. This First Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.


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    IN WITNESS WHEREOF, the parties have each caused this FIRST AMENDMENT to be executed as of the date first written above.



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
                                FIRST CONSULTING GROUP, INC.

                                By:            /s/ LUTHER J. NUSSBAUM
                                     -----------------------------------------
                                                 Luther J. Nussbaum
                                              CHIEF EXECUTIVE OFFICER

                                FOXTROT ACQUISITION SUB, INC.

                                By:            /s/ LUTHER J. NUSSBAUM
                                     -----------------------------------------
                                                 Luther J. Nussbaum
                                                     PRESIDENT

                                INTEGRATED SYSTEMS CONSULTING GROUP, INC.

                                By:             /s/ DAVID D. GATHMAN
                                     -----------------------------------------
                                                  David D. Gathman
                                              EXECUTIVE VICE PRESIDENT,
                                             FINANCE AND ADMINISTRATION
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